Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert V. Dickinson, certify that:

1. I have reviewed this Amendment No. 3 on Form 10-K/A (this “Amendment”) to Annual Report on Form 10-K for the fiscal year ended March 31, 2002, of California Micro Devices Corporation;

2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment;

Date: September 2, 2004

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson,
President, Chief Executive Officer and Director